UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 12 OR 14(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 13, 2003

Tuesday Morning Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 0-19658

Delaware	75-2398532
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

6250 LBJ Freeway Dallas, Texas 75240 (972) 387-3562 www.tuesdaymorning.com
(Address, zip code and telephone number, including area code, of registrant’s principal executive offices)

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of business acquired.

(None)

(b)                                 Pro Forma Financial Information.

(None)

(c)                                  Exhibits.

The following exhibit is filed herewith:

EXHIBIT NUMBER	EXHIBIT
99.1	Press release dated October 13, 2003 entitled: “Tuesday Morning Corporation Announces Offering of Six Million Shares of Common Stock"
99.2	Press release dated October 13, 2003 entitled: "Tuesday Morning Corporation Announces Intention to Effect Early Redemption of $69 Million Aggregate Principal Amount of Senior Subordinated Notes"

ITEM 9.  REGULATION FD DISCLOSURE.

On October 13, 2003, Tuesday Morning Corporation, a Delaware corporation, issued a press release announcing an offering of six million shares of common stock under an existing 10,100,000 share shelf registration declared effective by the Securities and Exchange Commission on September 4, 2003.   The press release is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In addition, on October 13, 2003, the company issued a press release announcing its intention to effect early redemption of $69 million aggregate principal amount of senior subordinated notes.  The press release is attached to this Form 8-K as Exhibit 99.2 and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUESDAY MORNING CORPORATION

/s/ Terry L. Crump

	By:	Terry L. Crump
	Its:	Vice President, Finance
Date: October 13, 2003